Exhibit 99.1

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Capitalized terms used but not defined in this Exhibit 99.1 shall have the meanings ascribed to them in the Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on October 4, 2021, of which this Exhibit 99.1 forms a part and, if not defined in the Form 8-K, STPC’s definitive proxy statement/prospectus on Form S-4 filed with the SEC on September 2, 2021 (the “proxy statement/prospectus”)

Introduction

STPC is providing the following unaudited pro forma combined financial information to assist in your evaluation of the merger.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 gives pro forma effect to the merger and the closing of the PIPE Investment, as summarized below, as if each had been consummated as of that date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 give pro forma effect to the merger and the closing of the PIPE Investment as if each had occurred as of January 1, 2020. The unaudited pro forma information does not consider events subsequent to the date of the relevant financial statements, other than for adjustments described herein. This information should be read together with Benson Hill’s and STPC’s respective audited financial statements and related notes, the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in STPC’s Annual Report on Form 10-K filed with the SEC on March 31, 2021, the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in STPC’s Quarterly Report on Form 10-Q filed with the SEC on August 10, 2021, and the section entitled “Benson Hill’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the proxy statement/prospectus, and other financial information included elsewhere in the Annual Report on Form 10-K, the Quarterly Report on Form 10-Q, and the proxy statement/prospectus.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 has been prepared using the following:

•	Benson Hill’s unaudited condensed consolidated balance sheet as of June 30, 2021, as included elsewhere in the proxy statement/prospectus and incorporated herein by reference; and

•	STPC’s unaudited condensed consolidated balance sheet as of June 30, 2021, as included in STPC's Quarterly Report filed on Form 10-Q filed with the SEC on August 10, 2021 and incorporated herein by reference.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 has been prepared using the following:

•	Benson Hill’s unaudited condensed consolidated statement of operations for the six months ended June 30, 2021, as included elsewhere in the proxy statement/prospectus and incorporated herein by reference; and

•	STPC’s unaudited condensed consolidated statement of operations for the six months ended June 30, 2021, as included in STPC's Quarterly Report filed on Form 10-Q filed with the SEC on August 10, 2021 and incorporated herein by reference.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 has been prepared using the following:

•	Benson Hill’s audited condensed consolidated statement of operations for the year ended December 31, 2020, as included elsewhere in the proxy statement/prospectus and incorporated herein by reference; and

•	STPC’s audited condensed consolidated statement of operations for the period from October 8, 2020 (inception) through December 31, 2020, as included in STPC's Annual Report filed on Form 10-K filed with the SEC on March 31, 2021 and incorporated herein by reference.

Description of the Transactions

The merger, the PIPE Investment and accompanying transactions may be summarized as follows:

•	the consummation of STPC’s IPO which occurred on January 8, 2021;

•	the merger of Merger Sub, a wholly owned subsidiary of STPC, with and into Benson Hill, with Benson Hill surviving the merger as a wholly owned subsidiary of STPC;

•	the conversion of all outstanding Benson Hill Preferred Stock into 102,898,561 shares of Existing Benson Hill Common Stock immediately prior to the closing of the merger;

•	the cancellation and conversion of all outstanding shares of Existing Benson Hill Common Stock (including any shares of Existing Benson Hill Common Stock resulting from the conversion of Benson Hill Preferred Stock) into the right to receive a pro rata portion (on a fully-diluted basis) of approximately 149,600,000 shares of New Benson Hill Common Stock (less any shares of New Benson Hill Common Stock that will be issuable upon exercise of certain outstanding options and warrants to purchase capital stock of Benson Hill that remain outstanding after the merger);

•	the reclassification of $94.7 million marketable securities held in a STPC trust account to fund the merger Benson Hill, net of aggregate STPC Class A Common Stock redemptions of $307.9 million;

•	the repayment by Benson Hill of certain outstanding term debt of $19.3 million;

•	the issuance and sale of 22.5 million shares of Class A Common Stock of STPC at a price of $10.00 per share pursuant to the PIPE Investment immediately following consummation of the merger. Refer to final share information within the Loss per Share – Weighted Average Common Shares Outstanding section below.

Accounting Treatment

The merger is accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, STPC, who is the legal acquirer in the merger, is treated as the “acquired” company for financial reporting purposes and Benson Hill is treated as the accounting acquirer. Benson Hill has been determined to be the accounting acquirer based on the following facts and circumstances:

•	Benson Hill’s existing stockholders hold the majority of voting rights in New Benson Hill and are the largest single voting interest block in New Benson Hill with 76.4% of the voting interest;

•	Benson Hill’s senior management comprises all of the senior management of New Benson Hill;

•	The directors nominated by Benson Hill represent the majority of the directors on the board of directors of New Benson Hill;

•	Benson Hill’s operations comprise the ongoing operations of New Benson Hill.

Accordingly, for accounting purposes, the merger will be treated as the equivalent of Benson Hill issuing stock for the net assets of STPC, accompanied by a recapitalization. The net assets of STPC will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the merger will be those of Benson Hill.

Basis of Pro Forma Presentation

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The historical financial information of STPC and Benson Hill has been adjusted in the unaudited pro forma condensed combined financial information to give effect to events that are (1) directly attributable to the merger, the consummation of STPC’s IPO, the Benson Hill Preferred Conversion, certain Debt Payoff and the PIPE Investment, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the post-combination company will experience. Benson Hill and STPC have not had any historical relationship prior to the merger. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma condensed combined financial information do not reflect the income tax effects of the pro forma adjustments as any change in the deferred tax balance would be offset by an increase in the valuation allowance given that Benson Hill incurred significant losses during the historical periods presented.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are 149,600,000 shares of STPC common stock (including shares issuable upon exercise of Benson Hill Options and certain Benson Hill Warrants, and achievement of certain earn-out thresholds) issued to Benson Hill stockholders.

As a result of the merger and immediately following the closing of the merger and the closing of the PIPE Investment, current stockholders of Benson Hill will own approximately 76.4% of the outstanding shares of New Benson Hill Common Stock, the PIPE Investors will own approximately 12.6% of the outstanding shares of New Benson Hill Common Stock, STPC’s Sponsor, officer, directors and other holders of Founder Shares will own approximately 5.7% of the outstanding shares of New Benson Hill Common Stock and the former stockholders of STPC will own approximately 5.3% of the outstanding shares of New Benson Hill Common Stock as of June 30, 2021 (in each case, including the 17.7 million Earn Out Shares and the 2.0 million Sponsor Earn Out Shares, but excluding the New Benson Hill Warrant exercisable for 1.4 million shares of New Benson Hill Common Stock and the 12.5 million New Benson Hill Options comprised of 10.3 million Rollover Benson Hill Options and 2.2 million Exercise Price Options). As a result, current stockholders of Benson Hill, as a group, will collectively own more shares of STPC common stock than any single stockholder following consummation of the merger with no current stockholder of STPC owning more than 10% of the issued and outstanding capital stock of New Benson Hill.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2021

(In thousands)

	(I) STPC (Historical)	(II) Benson Hill (Historical)	Pro Forma Adjustments	Note	Pro Forma Balance Sheet
Current assets
Cash and cash equivalents	$1,630	$12,992	$402,629	(a)	$263,699
			225,000	(b)
			(48,066)	(c)
			(22,564)	(f)
			(307,922)	(g)
Marketable securities	–	29,634			29,634
Accounts receivable, net	–	22,444			22,444
Inventories, net	–	12,977			12,977
Prepaid expenses and other current assets	1,571	7,581			9,152
Total current assets	3,201	85,628	249,077		337,906
Property and equipment, net	–	52,479			52,479
Right of Use asset, net	–	32,747			32,747
Goodwill and intangible assets, net	–	23,477			23,477
Marketable securities held in trust	402,629	–	(402,629)	(a)	–
Other assets	–	3,975	(2,461)	(c)	1,514
Total assets	$405,830	$198,306	$(156,013)		$448,123
Current liabilities
Accounts payable	$57	$22,642	$(8)	(c)	$22,691
Revolving line of credit	–	2,970			2,970
Current lease liability	–	2,029			2,029
Current maturities of long-term debt	–	7,767	(5,845)	(f)	1,922
Accrued expenses and other liabilities	3,333	15,616	(2,131)	(c)	16,818
Total current liabilities	3,390	51,024	(7,984)		46,430
Long-term debt	–	21,096	(11,356)	(f)	9,740
Long-term lease liability	–	33,553			33,553
Deferred underwriting commissions	14,088	–	(14,088)	(c)	–
Warrant liability	30,983	7,960			38,943
Total liabilities	48,461	113,633	(33,428)		128,666
Redeemable convertible preferred stock	–	287,308	(287,308)	(d)	–
Class A Common Stock subject to redemption	352,369	–	(352,369)	(e)	–
Stockholders’ deficit
Common stock	1	7	2	(b)	21
			10	(d)
			4	(e)
			(3)	(g)
Additional paid-in capital	14,783	1,849	224,998	(b)	537,013
			(26,577)	(c)
			287,298	(d)
			352,365	(e)
			(9,784)	(e)
			(307,919)	(g)
Accumulated deficit	(9,784)	(204,089)	9,784	(e)	(217,175)
			(13,086)	(c)(f)
Accumulated other comprehensive loss	–	(402)	–		(402)
Total stockholders’ equity (deficit)	5,000	(202,635)	517,092		319,457
Total liabilities, redeemable convertible preferred stock, and stockholders’ deficit	$405,830	$198,306	$(156,013)		$448,123

Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet

(I)	Derived from the unaudited condensed consolidated balance sheet of STPC as of June 30, 2021. See STPC’s financial statements and the related notes appearing elsewhere in STPC's Quarterly Report filed on Form 10-Q filed with the SEC on August 10, 2021 and incorporated herein by reference.

(II)	Derived from the unaudited condensed consolidated balance sheet of Benson Hill as of June 30, 2021. See Benson Hill’s financial statements and the related notes appearing elsewhere in the proxy statement/prospectus and incorporated herein by reference.

(a)	Represents the reclassification of marketable securities held in a STPC trust account that becomes available to fund the merger.

(b)	Represents the issuance to certain investors, as part of the PIPE Investment, of 22.5 million shares of Class A Common Stock of STPC pursuant to the PIPE Agreements at a price of $10.00 per share.

(c)	Reflects payment of transaction costs related to the merger in the amount of $48.4 million ($0.3 million of which was prepaid), including the payment of deferred underwriting and other transaction fees of $14.1 million associated with STPC’s IPO. Underwriting and other transaction fees associated with the merger were $34.3 million, of which $26.6 million are reflected as a reduction to additional paid-in capital and $7.7 million are expensed.

(d)	Represents the conversion of 102,898,561 shares of Benson Hill Preferred Stock into New Benson Hill Common Stock and additional paid in capital.

(e)	Represents 1) the conversion of 40,250,000 STPC Class A Common Stock subject to redemption into an equal number of New Benson Hill Common Stock and additional paid in capital at a value of $352.4 million; and 2) the reclassification of STPC historical accumulated deficit of $9.8 million to additional paid in capital.

(f)	Represents the repayment of Benson Hill certain outstanding indebtedness of $19.3 million plus a prepayment penalty of $3.3 million. Also, in conjunction with this repayment, $2.1 million of unamortized debt discount were expensed.

(g)	Reflects the cash disbursed to redeem 30,781,843 shares of STPC’s Class A Common Stock in connection with the merger at an assumed redemption price of approximately $10.00 per share based on funds held in the Trust Account as of June 30, 2021.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021

(In thousands, except share and per share data)

	(I) STPC (Historical)	(II) Benson Hill (Historical)	Pro Forma Adjustments	Note	Pro Forma Income Statement
Revenues	$–	$71,494			$71,494
Cost of sales	–	70,955			70,955
Gross profit	–	539			539
Operating expenses:
Research and development	–	15,945			15,945
Selling, general and administrative expenses	4,540	29,494	7,723	(c)	41,757
Total operating expenses	4,540	45,439	7,723		57,702
Loss from operations	(4,540)	(44,900)	(7,723)		(57,163)
Other expense (income):
Interest expense, net	–	5,254	(1,140)	(a)	9,477
			5,363	(d)
Other expense (income), net	5,239	(388)	(828)	(b)	3,894
			(129)	(e)
Total other expense (income), net	5,239	4,866	3,266		13,371
Net loss before income tax	(9,779)	(49,766)	(10,989)		(70,534)
Income tax expense	–	–			–
Net loss	$(9,779)	$(49,766)	$(10,989)		$(70,534)
Net loss per share:
Weighted average shares outstanding, basic and diluted(1)	10,011,740	6,092,000			160,302,428
Basic and diluted net loss per share(1)	$(0.98)	$(8.17)			$(0.44)

(1)	Weighted-average shares used in computing net loss per share, basic and diluted, in the Pro Forma Income Statement excludes the 17.7 million Earn Out Shares, the 2.0 million Sponsor Earn Out Shares and the 12.5 million New Benson Hill Options (comprised of 10.3 million Rollover Benson Hill Options and 2.2 million Exercise Price Options).

Pro Forma Adjustments to the Unaudited Condensed Combined Statement of Operations

(I)	Derived from the unaudited condensed consolidated statement of operations of STPC for the six months ended June 30, 2021. See STPC’s financial statements and the related notes appearing elsewhere in STPC's Quarterly Report filed on Form 10-Q filed with the SEC on August 10, 2021 and incorporated herein by reference.

(II)	Derived from the unaudited condensed consolidated statement of operations of Benson Hill for the six months ended June 30, 2021. See Benson Hill’s financial statements and the related notes appearing elsewhere in the proxy statement/prospectus and incorporated herein by reference.

(a)	Represents the elimination of certain interest expense, amortization of debt discount and debt issuance costs associated with certain debt to be repaid with proceeds from the merger.

(b)	Represents the offering costs of $0.8 million related to the issuance of the STPC Warrants, which are subsequently eliminated in the Pro Forma Adjustments.

(c)	Represents transaction expenses of $7.7 million.

(d)	Represents the estimated prepayment penalty of $3.3 million and the write off of unamortized debt discount of $2.1 million resulting from the early repayment of certain outstanding indebtedness.

(e)	Represents the elimination of interest income on investments held in the Trust Account.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands, except share and per share data)

	(I) STPC (Historical)	(II) Benson Hill (Historical)	(III) STPC IPO Transaction Adjustments	Note	Pro Forma Adjustments	Note	Pro Forma Income Statement
Revenues	$–	$114,348	$–				$114,348
Cost of sales	–	102,430	–				102,430
Gross profit	–	11,918	–				11,918
Operating expenses:
Research and development	–	29,457	–				29,457
Selling, general and administrative expenses	6	37,446	–		7,723	(c)	45,175
Impairment of goodwill	–	4,832	–				4,832
Total operating expenses	6	71,735	–		7,723		79,464
Loss from operations	(6)	(59,817)	–		(7,723)		(67,546)
Other expense (income):
Interest expense, net	–	7,369	–		(4,542)	(b)	8,866
					6,039	(d)
Other (income) expense, net	–	(75)	828	(a)	(828)	(a)	(75)
Total other expense (income), net	–	7,294	828		669		8,791
Net loss before income tax	(6)	(67,111)	(828)		(8,392)		(76,337)
Income tax expense	–	48	–				48
Net loss	$(6)	$(67,159)	$(828)		$(8,392)		$(76,385)
Less: Deemed dividend to preferred shareholders		$6,102					$6,102
Net loss attributable to common shareholders		$(73,261)					$(82,487)
Net loss per share:
Weighted average shares outstanding, basic and diluted(1)	8,750,000	5,662,000					160,302,428
Basic and diluted net loss per share(1)	$(0.00)	$(12.94)					$(0.51)

(1)	Weighted-average shares used in computing net loss per share, basic and diluted, in the Pro Forma Income Statement excludes the 17.7 million Earn Out Shares, the 2.0 million Sponsor Earn Out Shares and the 12.5 million New Benson Hill Options (comprised of 10.3 million Rollover Benson Hill Options and 2.2 million Exercise Price Options).

Pro Forma Adjustments to the Unaudited Condensed Combined Statement of Operations

(I)	Derived from the audited condensed consolidated statement of operations of STPC for the period from October 8, 2020 (inception) through December 31, 2020. See STPC’s financial statements and the related notes appearing elsewhere in STPC's Annual Report filed on Form 10-K filed with the SEC on March 31, 2021 and incorporated herein by reference.

(II)	Derived from the audited condensed consolidated statement of operations of Benson Hill for the year ended December 31, 2020. See Benson Hill’s financial statements and the related notes appearing elsewhere in the proxy statement/prospectus and incorporated herein by reference.

(III)	The adjustment in the column represents an adjustment to the 2020 statement of operations to properly reflect the impact of the consummation of STPC’s IPO which occurred on January 8, 2021.

(a)	Represents the offering costs of $0.8 million related to the issuance of the STPC Warrants, which are subsequently eliminated in the Pro Forma Adjustments.

(b)	Represents the elimination of certain interest expense, amortization of debt discount and debt issuance costs associated with certain debt to be repaid with proceeds from the merger.

(c)	Represents transaction expenses of $7.7 million.

(d)	Represents the estimated prepayment penalty of $3.3 million and the write off of unamortized debt discount and debt issuance costs of $2.8 million resulting from the early repayment of certain outstanding indebtedness.

Loss per Share

Basic loss per share represents the net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the merger, assuming the shares were outstanding at the beginning of the periods presented.

Diluted loss per common share is the same as basic loss per common share for all periods presented because the effects of potentially dilutive items were anti-dilutive given the pro forma combined net loss.

Weighted-average shares used in computing net loss per share, basic and diluted, in each of the pro forma scenarios excludes the 17.7 million Earn Out Shares, the 2.0 million Sponsor Earn Out Shares and the 12.5 million New Benson Hill Options (comprised of 10.3 million Rollover Benson Hill Options and 2.2 million Exercise Price Options).

The following presents the calculation of basic and diluted weighted average common shares outstanding:

Weighted Average Common Shares Outstanding:	New Benson Hill
Shares held by Benson Hill Stockholders(1)	118,271,771
STPC Public Shares	9,468,157
STPC Founder Shares	10,062,500
PIPE Shares	22,500,000
Total weighted average common shares outstanding	160,302,428

(1)	Excludes 17,738,876 Earn Out Shares and 1,860,930 Earn Out Awards.

The following common share equivalent securities have been excluded from the calculation of weighted-average common shares outstanding because the effect is anti-dilutive for the periods presented:

Anti-dilutive common share equivalents:
Public Warrants	10,062,500
Private Placement Warrants	6,553,454
New Benson Hill Warrants	1,399,743
New Benson Hill Options in Exchange for Benson Hill Options	12,529,095
Total anti-dilutive common share equivalents	30,544,792